
metromile

Digital insurance for a digital world


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Disclaimer

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "proposed business combination") between MetroMile, Inc. ("Metromile") and INSU Acquisition Corp. II ("INSU II") and related private placement financing (the "Transactions") and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will Metromile, INSU II or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Metromile nor INSU II has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Metromile or the Transactions. Viewers of this presentation should each make their own evaluation of Metromile and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, potential benefits and the commercial attractiveness to its customers of Metromile's products and services, the potential success of Metromile's marketing and expansion strategies, including launching with automotive OEMs, Metromile's ability to scale, and potential benefits of the Transactions (including with respect to stockholder value), and expectations related to the terms and timing of the Transactions. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Metromile's and INSU II's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are subject to a number of risks and uncertainties, including risks associated with regulatory changes; economic changes (nationally or on a market level), reinsurance markets, marketing success, competition, data breaches, continued technology development, partnerships, fraud claims, actual loss ratios (or any component parts), other expenses, or natural disaster, as well as Metromile's ability to attract and retain customers and expand customers' use of Metromile's services; the impact of the COVID-19 pandemic on Metromile's business and the global economy; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of INSU II or Metromile is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial and operating information with respect to Metromile; risks related to future market adoption of Metromile's offerings; risks related to Metromile's marketing and growth strategies; the effects of competition on Metromile's future business; the amount of redemption requests made by INSU II's public stockholders; the ability of INSU II or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in INSU II's final prospectus filed on September 4, 2020, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, in each case, under the heading "Risk Factors," and other documents of INSU II filed, or to be filed, with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or any of INSU II's or Metromile's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither INSU II nor Metromile presently know or that INSU II and Metromile currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect INSU II's and Metromile's expectations, plans or forecasts of future events and views as of the date of this presentation. INSU II and Metromile anticipate that subsequent events and developments will cause INSU II's and Metromile's assessments to change. However, while INSU II and Metromile may elect to update these forward-looking statements at some point in the future, INSU II and Metromile specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing INSU II's and Metromile's assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Projections

This presentation contains projected financial information with respect to Metromile, namely non-GAAP financial measure ("NGFM") contribution profit/(loss) and contribution margin, projected revenue, operating profit, and the financial information including in reconciliation of NGFMs for 2020-2024, and other financial information included in Metromile's long-term target operating model. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward- Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither of the independent registered public accounting firms of Metromile or INSU II have audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this presentation is unaudited, preliminary and subject to change. Metromile is in the process of completing its Public Company Accounting Oversight Board ("PCAOB") audits for the fiscal years ended December 31, 2018 and 2019 and the review procedures for the nine months ended September 30, 2019 and September 30, 2020, respectively, and, therefore, all of Metromile's historical financial information included in the presentation is preliminary and subject to change. Metromile's independent registered public accounting firm, Moss Adams LLP, has not audited or reviewed, and does not express an opinion with respect to, any of the financial information or data included in this presentation. The financial information included in this presentation is not a comprehensive statement of Metromile's financial results for the periods shown, and Metromile's actual results may differ materially from the financial information included in this presentation due to the completion of the audits and review of Metromile's financial statements referenced above and other developments that may arise between now and the time those audits and review are completed. Accordingly, the financial information and data contained in this presentation may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by INSU II with the SEC.

Disclaimer (cont'd)

Further, some of the financial information and data contained in this presentation, such as contribution profit/(loss) and contribution margin, and the financial information included in Metromile's long-term target operating model, have not been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Contribution profit/(loss), a NGFM, is defined as gross profit/(loss), excluding the effects of reinsurance arrangements on both total revenue and losses and loss adjustment expense. It also excludes enterprise software revenues, as well as amortization of internally developed software, devices, while including other policy servicing expenses. Metromile believes the resulting calculation is inclusive of the variable costs of revenue incurred to successfully service a policy, but without the volatility of reinsurance. Metromile uses contribution profit/(loss) as a key measure of its progress towards profitability and to consistently evaluate the variable contribution to its business from insurance operations from period to period because it is the result of direct earned premiums, plus investment income earned at the insurance company, minus losses, loss adjustment expense, premium taxes, bad debt, payment processing fees, data costs, underwriting reports, and other costs related to servicing policies. The NGFM has not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. In addition, contribution profit/(loss) should not be construed as an indicator of Metromile's operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that it fails to address. INSU II and Metromile caution investors that NGFMs, by their nature, depart from traditional accounting conventions. Therefore, the use of NGFMs, such as contribution profit/(loss) and contribution margin can make it difficult to compare Metromile's current results with Metromile's results from other reporting periods and with the results of other companies. The reconciliation of NGFMs for full years 2020-2024 is based on current estimations only and is not prepared in accordance with GAAP. Such information is inherently uncertain. You should review Metromile's audited financial statements, which will be included in the Registration Statement (as defined below) relating to the proposed business combination.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination will be submitted to stockholders of INSU II for their consideration. INSU II intends to file a registration statement on Form S-4 (the "Registration Statement") with the SEC, which will include preliminary and definitive proxy statements to be distributed to INSU II's stockholders in connection with INSU II's solicitation for proxies for the vote by INSU II's stockholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Metromile's stockholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, INSU II will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. INSU II's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with INSU II's solicitation of proxies for its special meeting of stockholders in lieu of its first annual meeting to be held to approve, among other things, the proposed business combination, because these documents will contain important information about INSU II, Metromile and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by INSU II, without charge, at the SEC's website located at www.sec.gov or by directing a request to INSU II by telephone at (215) 701-9693 or at its principal executive offices at 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

INSU II, Metromile, and certain of their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies of INSU II stockholders in connection with the proposed business combination under applicable SEC rules. INSU II stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of INSU II in INSU II's filings with the SEC.
You can find more information about INSU II's directors and executive officers in INSU II's final prospectus filed with the SEC on September 4, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to INSU II stockholders in connection with the proposed transaction will be set forth in the proxy statement / prospectus for the transaction when available. Stockholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Trademarks

This presentation contains trademarks, service marks, trade names and copyrights of Metromile, INSU II and other companies, which are the property of their respective owners.

Overview of INSU Acquisition Corp. II

Domain expertise	• INSU II's sponsor, Cohen & Company, has deep insurance sector experience • Over $4.3B investments across 208 insurance companies
Pioneer in SPACs	• Embraced the SPAC structure as early as 2015 and innovated on a variety of features making it a favorable alternative for many companies looking to become public
Our people	• Team comprises founders, operators, and investors in FinTech
Track record of success	• Sponsor team members have been part of the CardConnect, Intermex, Shift, and Paya success stories

cardconnect

FNTC IPO unit investors saw +90% investment appreciation from IPO to acquisition by First Data in July 2018[1]

intermex International Money Express

FNTE IPO unit investors saw +82% investment appreciation since IPO[2]

SHIFT

$185M

Upsized Pipe

paya

$250M

Upsized Pipe

Note: Past results are no guarantee of future successes.

[1] Return based on acquisition consideration paid by First Data of $15 per share of CCN common stock and $3.99 per CCN warrant (assumes warrants were issued within 30 days of acquisition closing), per tender offer statements initially filed by CCN and First Data with the SEC on June 7, 2017.

[2] Return based on IMXI common stock closing price as of October 21, 2020. For each whole warrant, reflects .201 shares of IMXI common stock and $1.12 in cash issued to warrant holders pursuant to IMXI's Offer to Exchange Warrants filed on Form S-4 with the SEC on March 28, 2019.

Transaction overview

Key highlights

- ✓ **$900mm pre-transaction enterprise value ($956mm pro forma enterprise value)**
- ✓ 21.5x 2022E contribution profit[1] or 15.9x 2022E adjusted gross profit[1]
- ✓ Metromile stockholders receive $842mm[2] in equity
- ✓ Metromile receives $294mm in primary proceeds to fund growth[3]
- ✓ Existing Metromile shareholders will receive 10mm earn-out shares if stock price exceeds $15.00 per share[4]
- ✓ Metromile management will continue to operate the business post-closing
- ✓ Transaction expected to close in Q1 2021

Pro forma capitalization (at $10.00)

All values in $M

Pro Forma Implied Enterprise Value	**$956**
Pro Forma Gross Debt[5]	(28)
Pro Forma Cash[6]	325
Pro Forma Implied Market Capitalization[7]	**$1,253**

Sources

All values in $M

INSU II Equity[2]	230
Metromile Equity Rollover	842
PIPE Financing[8]	160
Total sources	**$1,232**

Uses

All values in $M

Metromile Equity Rollover[2]	842
Metromile Stockholder Cash Consideration[2]	30
Debt Repayment[9]	31
Transaction Expenses[10]	35
Cash to Merged Company Balance Sheet[11]	294
Total uses	**$1,232**

Pro forma ownership[3,12] (%) at closing



Sponsor shares
5.5%
PIPE shares
12.3%
INSU II IPO shares
17.6%
64.6%
Existing Metromile shareholders

[1] Multiples based off pro forma implied enterprise value; 2022E contribution profit $44.5mm and 2022E adj. gross profit of $60.2mm; [2] Represents total seller equity, inclusive of options and warrants; Assumes retention of 100% of INSU II equity. Metromile stockholder cash consideration may be reduced, including to the extent of INSU II stockholder redemptions; [3] Assumes a $160mm PIPE financing and no INSU II stockholder redemptions; [4] Earn-out shares will be issued if closing stock price exceeds $15.00 per share for 20 out of any 30 consecutive trading days during the first 24 months; [5] Assumes outstanding debt liability of $28.0mm post completion; [6] Exclusive of restricted cash, includes $31mm of existing balance sheet cash; [7] Assumes $10.00 share price; Includes (a) 0.5mm shares from Sponsor unit investment and (b) 23.5% of the total 6.7mm promote shares, or 1.6mm shares that are not subject to transfer restrictions following the close of a business combination. The two remaining 38.2% tranches of promote shares cannot be sold or transferred until a closing stock price of the shares exceeds $15.00 and $17.00 respectively, for any 20 trading days within a 30-day trading period following the business combination; Excludes earn-out shares; [8] Model assumes PIPE financing issued at $10.00 per share; [9] Assumes repayment of $31mm of existing debt based on unaudited balance sheet data as of September 30, 2020; [10] Reflects estimated transaction costs. Actual costs may vary; [11] Proceeds from the Trust account (net of INSU II stockholder redemptions) and the PIPE financing, after the payment of debt, cash consideration and transaction expenses will increase the amount of cash to balance sheet; [12] Includes all tranches of sponsor promote shares, and excludes out of the money warrants, earn-out shares & LTIP

Visionary, technology-experienced leadership team



Dan Preston
Chief Executive Officer

AisleBuyer · Harvard University · Stanford University



Dave Friedberg
Founder & Executive Chairman

Google · The Climate Corporation · TPB

Paw Andersen
Chief Technology Officer
Engineering Leader of Autonomous Software at Uber
Uber

Jim Huscroft
VP Claims
27 year veteran of Progressive
Progressive

Mark Gundacker
Chief People Officer
HR Leader at Salesforce and Bank of America
salesforce · Bank of America

Lindsay Alexovich
Chief Accounting Officer
SF Chief Auditor and InsurTech Strategy Leader at PwC
pwc

Debra Jack
VP Corp. Communication
1st VP Comms at SoFi & LendUp
15 year veteran of Edelman
SoFi · LendUp

Matt Stein
VP Product
Design leader at Salesforce
User experience at Autodesk
salesforce · Autodesk

Jesse McKendry
VP Insurance
14 year veteran of Progressive
Engineer at Daimler Chrysler
Progressive

Amrish Singh
GM, Enterprise
Product leader, startup co-founder
Deloitte, SAP
SAP · Deloitte.

Auto insurance is unfair to most consumers

- ✓ Linear relationship between miles driven and expected losses
- ✓ 35% of drivers drive more than half the miles and cause more than half the losses
- ✓ Drivers are assigned to a "class" and all are charged the same rate
- ✓ Within a class there is a wide range of miles driven
- ✓ 65% of drivers overpay for auto insurance



Price every driver pays
Underpaying
Overpaying
Expected Losses
Annual Miles Driven
65% of drivers
subsidize the other 35%

We aim to offer what no one else can...

Insurance you pay for only when you use it.


5:07
BILLING
ALL VEHICLES
$55.84
Total Cost
16.1
Miles Charged
Jun 20
4 days left in cycle
Jul 19
$63.27
Jun 2020
94.3 miles charged
$81.47
May 2020
94.5 miles charged
$70.32
Apr 2020
14.5 miles charged
$85.48
Mar 2020
130.5 miles charged
$78.66
Feb 2020
110.6 miles charged
$84.15
Jan 2020
118.6 miles charged
$79.31
Dec 2019
74.9 miles charged
Overview
Trips
Billing
Insurance

We are a data science company
We are focused on auto insurance
We are the world's leading digital insurer



$111M
Q4 2020E insurance premium run-rate

76%
average annual premium growth 2015-2019

$1B
2024E YE insurance premium run-rate

$48M
2024E Enterprise software revenue

2.8B
miles data collected

52%
Q2 2020 loss ratio

22%
Q2 2020 contribution margin

3.1x
Q2 2020 LTV/CAC

Investment Highlights

Massive, inefficient market
Incumbents are largely marketers with inequitable product offerings

Unique customer value proposition
65% of US drivers save, average savings of 47%

Data science driven economic advantages
Unique data and data science powers top line growth and profitability

Industry-leading unit economics
Profitable insurance operation today with expanding margin profile

Scaling rapidly through proven channels
Taking market share with unique acquisition models

Significant insurance revenue upside
Large market and high profit margin self-funds growth for many years ahead

Significant enterprise software revenue upside
Best-in-class enterprise software solution already deployed and scaling rapidly



Massive fragmented market

$250B
US personal auto insurance market

$700B
global auto insurance market

$363B
US P&C personal insurance market[1]

$1.7T
global P&C personal insurance market

US Auto Insurance Market Share[1]


StateFarm
GEICO
PROGRESSIVE
Allstate
USAA
Liberty Mutual
FARMERS
Nationwide
AMERICAN FAMILY
TRAVELERS

No US carrier has more than **20% market share**

Over 110 carriers with greater than $100M in premium per year

[1]S&P Global, based on 2019 Direct Premiums Written

Metromile is built for a changing world

Traditional insurance is unprepared

Built for a "class of driver"
- Static rate by proxy
- Six month billing cycle

Static car/driver model
- Ignores new mobility modes
- Ignores autonomous features

Low engagement
- Transactional
- Set and forget

Low margin
- Manual claims servicing
- Margin created by investing float



Ubiquity of Mobile


Uber
lyft
TURO

New Mobility Modes



Connected Vehicles



Autonomous Vehicles

metromile

Digital-first insurance embraces this future

Built for the individual
- Dynamic rate using sensors
- Billed by the mile

Dynamic vehicle use
- Dynamic risk on/off by usage
- Incorporates OEM data directly into risk models

High engagement
- Guided to your personal needs
- Daily helpful features

High margin
- End-to-end automated claims
- Low fraud rates with telematic reporting

The only data science company in the world focused on auto insurance

More Data → Better Models → Better Products

More Data


metromile

OBD-2



Mobile Phone



OEM

Better Models

- ✓ Personalized per-mile
- ✓ Behavioral pricing
- ✓ Customer lifetime value
- ✓ Predictive maintenance
- ✓ Parking ticket avoidance
- ✓ Claims approval automation
- ✓ Fraud detection

Better Products

metromile
Pay-per-mile car insurance

metromile
ENTERPRISE

Metromile is driving a digital evolution in auto insurance

Sign Up | **Connect** | **Pay only for what you use each month**

Get a Quote & Buy


metromile

Try before you buy with Ride along app

Save up to 40%+ more



Metromile Pulse


metromile

Connected Vehicle



Save more when you drive less

$29 + **5.4¢/mile**

Fixed fee based on fixed operating costs

Few cents per mile based on personalized risk/mile

If you drive 2,500ml	**Save: $961/yr**
If you drive 6,000ml	**Save: $741/yr**
If you drive 10,000ml	**Save: $489/yr**

Savings calculated as of 2018

Our customers love Metromile

Love fosters loyalty & word of mouth

47%
Avg savings[1]

55
NPS[2]

75
Claims NPS[2]

4.7
App store rating

★★★★★

I've been using Metromile for 2 years now & it's everything I had hoped it would be. My monthly bill is half of what I was paying Geico... I filed a claim & they responded immediately & paid the claim ASAP. I love the dongle & the app, which makes all of the basic processing super easy.

— Steven W., Google Review

★★★★★

I always recommend Metromile, even over the insurance company I work for! My 60-year-old mom is on my policy & my 85-year-old grandma has her Metromile policy; so does my aunt.

— Kalona R., Customer Interview

★★★★★

Excellent customer service, excellent customer service reps, very polite. Very easy to use app & I don't have to worry about anything cuz y'all take care of the billing & the automatic payment. Everything is way too easy.

— Julio M., NPS Survey

[1] *Customers who reported savings when switching to Metromile as of 2018*
[2] *Scores as of end of Q2-20*



+ Better pricing

+ In-app features

+ Better claim experience

= Customers stay with us longer

Average Monthly Retention Per Policy


*Trailing 6-month average
99%
98%
97%
96%
95%
94%
1
11
21
31
41
51
Months

3.4 years
Average life expectancy of a new policy

5.2 years
Average life expectancy of a policy in place over 1 year

Our focus on prioritizing unit economics over growth-at-all-costs has positioned us well to grow into a profitable and durable enterprise

2012 - 2015	2016-2017	2018 - 2019	2020 →	2021 - 2022
OR, WA, CA, IL, NJ, PA, VA	Acquire Carrier Build In-House Claims Servicing	AVA AZ CM Positive[1]	metromile ENTERPRISE	Begin to scale existing states to 1%+ market share Expand nationwide
Proven Model Build infrastructure and prove product	**Full Stack Carrier** Recapture economics with seamless experience	**Positive Unit Economics** Achieve unique economics as a fully digital insurer	**LTV > CAC** **High–Margin SaaS Offering**	**Profitability** Cash flow positive

+ Unit Economics →

+ Growth Engine →

+ Scale and Profitability →

[1] CM = Contribution Margin



Metromile sustains superior unit economics, while earning fiercely loyal customers

As the world's leading digital insurer, our technology enables superior unit economics

Unique capabilities:

- ✓ Fair pricing, paid by mile
- ✓ Try before you buy
- ✓ An app for beyond the claim
- ✓ AI Accident Reconstruction
- ✓ End-to-end automated claims

Loyal customer benefits:

- ✓ Customers save 47%
- ✓ See & Earn more Savings
- ✓ Everyday car help
- ✓ Honest customers save more
- ✓ Instant claims handling

Industry leading economics:

- ✓ Lower CAC
- ✓ High referral rate
- ✓ Higher Retention
- ✓ Lower Loss Ratio
- ✓ Lower Expense Ratio

= Higher LTV/CAC



For far too long, customer happiness and cost efficiency have been trade-offs. Metromile's technology ensures they are the same.

We understand driving down to the moment

Actual Metromile telematics data (San Francisco – February 1, 2020)



Driving behavior data from mobile phones, plug-in devices, and OEMs built directly into pricing and underwriting



Phone use
Hard-braking
Cornering
Speeding
Accelerating
Location

metromile

Traditional Process
(Phone Calls + Fax)



Claim #13579246
PROGRESS
COMPLETED
Filed your claim
View your submitted information
CURRENT
You need to select a repair shop
Choose from our in-network shops or a sho
you already have in mind.
Select a shop
You can also change to getting a payout,
close your claim, or let us know if you need
more time.
Learn more
UPCOMING
ACME Insurance will cover your repairs
according to your damage
CONTACT
Claim Adjuster
Justin Smith
(415) 555-5555
Justinsmith@metromile.com
COVERAGE
Personal Injury Protection ($34K)
REPAIR SHOP
94107
In-Network Shops (3)
All Shops (7)
1. Caliber Collision
5056 Hollywood Blvd
Los Angeles, CA 90027-6110
Distance 1.7 miles
IN-NETWORK
2. Caliber Collision
5056 Hollywood Blvd
Los Angeles, CA 90027-6110
Distance 1.7 miles
IN-NETWORK
3. Caliber Collision
5056 Hollywood Blvd
Los Angeles, CA 90027-6110
Distance 1.7 miles
IN-NETWORK
4. Marina Auto Body
5056 Hollywood Blvd
Los Angeles, CA 90027-6110
Distance 1.7 miles
Frank's Auto Body

Simple automated claims built with data science using telematics data



Accident happens
Claims intake 30m call
Schedule appointment over phone
Bring car to shop
41%

of customers who intend to switch insurance after a claim

Our Automated Fraud Discovery delivers 10%+ improvement in contribution margin

		Net Fraud Discovery (% of Claims)
Traditional Insurers	• Up to 17% of claims paid are fraudulent • Up to $8B excess payments annually • ~3% profit lost	~1%
metromile	✓ Algorithmic Accident Reconstruction replaces manual investigation ✓ More potential fraud cases identified ✓ More potential cases successfully investigated ✓ More confirmed fraud	3.2%

3x

We have consistently improved our unit economics

Loss Ratio



101%
83%
82%
73%
59%
100%
75%
50%
2016
2017
2018
2019
1H 20

Contribution Margin



30%
20%
10%
0%
(10%)
(20%)
(30%)
(25%)
(17%)
(10%)
1%
13%
2016
2017
2018
2019
1H 20



	Q220	2024E
LTV/CAC	3.1x	5.5x

Contribution Profit is defined as premiums, interest and other income, minus losses, loss adjustment expense, taxes, bad debt, payment processing fees, data costs, underwriting reports, and other costs related to servicing policies.

2016 and 2017 ratios are inclusive of economics related to Metromile policies underwritten by a non-affiliated entity, prior to Metromile becoming a full-stack insurance carrier. These economics are not reflected on Metromile's P&L.
Contribution Margin is a non-GAAP financial measure and is defined as contribution profit over premiums, interest, and other income

We already enjoy industry-leading unit metrics

	Metromile (Q2 20)	Lemonade (Q2 20)	Root (Q2 20)	Personal Auto Avg (2019)
Annualized Premium	$995	$190[2]	$1,818[6]	$1,221[10]
Loss Ratio	52.4%	67.0%[3]	70.4%[7]	64.6%[11]
Renewal Loss Ratio	48.8%	N/A	75.0%[8]	N/A
One Year Retention	63.1%[1]	62.0%[4]	33.2%[9]	N/A
LTV/CAC	3.1x	1.1x[5]	N/A	N/A

[1] Retention after one year, i.e. two policy terms, including adjustment for company initiated cancellations; [2] Premium per customer as per investor presentation; [3] Gross loss ratio including LAE; [4] One year retention as per S-1 adjusted for company initiated cancellations; [5] As per Thomvest Ventures research as of June 15, 2020; [6] Q2 20 annualized premiums for auto policies per S-1; [7] Q2 20 direct loss ratio per S-1; [8] LTM June 2020 direct accident period renewal loss ratio per S-1; [9] Retention after one year, i.e. two policy terms, including adjustment for company initiated cancellations per S-1; [10] Average of 2019 average premiums per policy of State Farm, Allstate, Farmers, Nationwide, Liberty Mutual, Travelers, Mercury, GEICO, Progressive, USAA per William Blaire Research; [11] 2019 loss ratio for US auto industry as per SNL Financial

Our technology will continue to enhance our margin advantage


Industry Average:
64%
Premiums
100%
Loss Ratio
63%
• 3x fraud identification
• 3% premium recovery through telematics underwriting
• Industry leading segmentation
Industry Average:
11%
Loss Adjustment Expense
7%
70% of claims fully automated
Servicing
6%
Fully digital servicing
Investment Income
1%
Cross-Sell
2%
5.5x LTV/CAC
vs
Industry Average:
1.5-2.0x1
Industry Average:
16%
Contribution Margin
28%

2024 expected run rate

[1]William Blair, based on 2019 numbers

Leveraging our infrastructure: Metromile Enterprise Software

Metromile turns a cost-center into a substantial revenue opportunity



Loss Adjustment Expense
Premium loss due to fraud
$28B
$8B
~25% gain in claims efficiency
~20% reduction
~4% reduction
Industry Average
metromile

REPORT (Dynamic FNOL)	DETECT (Fraud Detection)	PORTAL (Customer Portal)	STREAMLINE (Process Automation)	REPLAY (Telematics)

metromile ENTERPRISE



Data
Models
Growth
Lower Expense / Fraud
Scale
metromile ENTERPRISE

Our platform accrues a unique data advantage as it scales across multiple deployments

Launched in 2019, Metromile Enterprise is scaling to be a substantial contributor to operating profit

Metromile is poised for substantial scale



Multiple channels of growth


Cross-sell Homeowners, Renters, Pet, Warranties & Maintenance
Grow Enterprise Software Revenue
Scale Partnerships & Ride Along Channels
Expand into markets nationwide
Accelerate existing footprint (30% of US)
Now
2021-2022

45M drivers can save with Metromile today, and 143M by 2022
Representing **$160B** of potential premiums



Current (8)
2021 (21)
2022 (49)

As markets scale, contribution margins improve


Contribution Margin
25%
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.35%
WA
IL
CA
OR
VA
AZ
NJ
PA
Market Share

Expanded, optimized omnichannel customer growth engine

Lead Generation → **Quote** → **Sign Up** → **Acquired Customer**

Online

Aggregators

Auto OEM Partners



Referrals: Ride Along App



New Growth Channels



metromile
(888) 382-7135
Your quote is waiting
Brian, here's where we left off:
$49.60
Base rate*
+
7.7¢
Per-mile rate
VIEW YOUR QUOTE
Or call an agent at 1.888.382.7135
*The monthly base rate above is calculated on a 31-day month basis.



metromile



Q2 Results	Cost Per Quote (CPQ)	Cost Per Acquisition (CPA)	Customer Acquisition Cost (CAC)
	$17	**$91**	**$238***

* *Includes underwriting fees and pulse device cost (cash basis)*

Recent work improves our growth engine

2019 Q4

New affiliate partner underwriting

- Improved affiliate partner channel retention by 55%

2020 Q1

New quote engine

- Lowered time-to-quote from over 5 to under 2 minutes
- Increased conversion by 11%+

2020 Q2

Launch of Ride Along app

- 25% organic referral rate
- 20% conversion rate

2020 Q3

45 new affiliate channels signed up

- Highly scalable channel with average $25 CPQ

Nov 2020

Auto OEM partnerships live

- Potential for 1M+ annual leads at estimated CPA of $225



Ride Along enables viral growth



Download the Metromile App



Drive as usual for ~2 weeks.



Estimate and save up to an additional 40%* for safe driving


9:41
Your Ride Along results will be ready 17 days afte
starting.
You can close the app, just make sure to keep location and motion activity always on.
ESTIMATED COST
In the meantime, you can view your estimated co
and select your policy details.
Continue to quote
INVITE A FRIEND
Get a $25 Amazon gift card, for every frie
who gets a quote.
Invite friends
9:41
Driving insights
Your scores will continue to change and update as you go on more trips.
Accelerating
Needs improvement
Excellent
Try to push down on your accelerator gently and with consistent pressure.
Hard-braking
Needs improvement
Excellent
Maintain a safe stopping distance in front of you. Brake smoothly and early.
Cornering
Needs improvement
Excellent
Slow down to your desired speed before entering a corner. Turn smoothly. Don't increase your speed until after the corner.
Speeding
Needs improvement
Excellent
Give yourself enough time to reach your destination. Keep an eye on limits and your speed.

11%

of abandoned quotes try Ride Along

Improves conversion of existing prospects

25%

Referral rate

20%

Conversion rate


August
September
October

New Ride Along Drivers Per Month

* Additional discount available in select states today; expected to expand in 2020Q4 and 2021

First major automotive OEM partnerships launching in Q4



67.3m connected vehicles today and growing rapidly[1]



OEM connected to Metromile
New car owners drive 30 days


metromile
You could save 76% with Metromile
Hi there,
You drove 253 miles this month which is less than 84% of Americans. Metromile could help you save 76% on car insurance.
Get started

Seamless targeted sales to low-mileage drivers

[1] Statista Sep 2017

1M+
Leads/year at estimated CPA of $225

2 → **8**

OEMs connected to Metromile today

OEMs expected to be connected by 2022

Covid has proven the durability of our model, but has been relatively neutral to our financial performance

The Good

Paying per-mile saved our customers 30%+ on Day 1

Loss Ratio remained within target

Metromile a strong fit for work-from-home

The Bad

Premium per customer declined 30%+ due to per-mile billing

Competitors' lower loss ratios led to increasing marketing budgets and higher digital CPAs

Bottom Line:

Era of fixed price auto insurance is coming to an end



Metromile Enterprise is actively deployed

Active Deployments

TOKIO MARINE

A Top 10
US Carrier

US
Carrier

metromile
Insurance

metromile
ENTERPRISE

All values in $M	2019A	2020E	2021E	2022E	2023E	2024E
Revenue	0.8	5.6	12.4	21.7	33.7	48.3
Operating Profit	(2.8)	(0.9)	(1.2)	(1.9)	5.0	13.4

4
active deployments

22
deployments by 2022

46
opportunities with global insurance carriers in the pipeline

We are a capital-efficient full-stack insurance carrier

Program Benefits

- Capital-efficient model
- Premium can grow with minimal increase in surplus
- More efficient cost of capital than alternatives
- Mitigates large/tail losses

	Current Program (expires April 30, 2021)	Expected Go-Forward
Quota Share	85%	65%
New policy one-time commission	~$313 per new policy	$0
Net cost of reinsurance (as % of Gross Premium)	~14% over 5 years	~3%
RBC Ratio	>300%	>300%

Current reinsurance partners

HUDSON STRUCTURED · MAPFRE · PartnerRe · THE CINCINNATI INSURANCE COMPANIES · TOPSAIL RE



After achieving scalable profitability, we aim to achieve operating profitability in Q2 2022 and self-sustaining growth by YE 2023

Metromile, Inc.	Actual				Outlook				
All values in $M, except Policy and Avg Prem	**2016**	**2017**	**2018**	**2019**	**2020**	**2021**	**2022**	**2023**	**2024**
Ending Policies *(unaudited metric)*	**41,098**	**56,268**	**81,504**	**88,099**	**91,944**	**128,864**	**235,839**	**446,820**	**696,277**
Ending Bal - Annualized Prem *(unaudited metric)*	**44.0**	**63.0**	**97.0**	**106.0**	**111.0**	**176.0**	**328.0**	**686.0**	**1,099.0**
P&L									
Direct Earned Premium (MIC only)			82.1	102.2	101.5	140.6	253.2	523.6	901.8
Other Income[1]			0.2	1.0	1.0	1.5	4.2	11.4	29.3
Insurance Revenue			**82.3**	**103.3**	**102.5**	**142.1**	**257.4**	**535.0**	**931.1**
Direct Losses			67.7	74.7	64.3	95.5	168.3	337.3	564.3
Direct LAE			12.0	12.8	13.3	16.5	24.7	40.2	61.2
Servicing			11.2	14.2	13.6	13.9	20.0	34.0	50.5
Contribution Profit			**(8.6)**	**1.5** A	**11.3**	**16.2**	**44.5**	**123.5**	**255.1**
Revenue from Enterprise Segment			-	0.8	5.6	12.4	21.7	33.7	48.3
EBS Specific Costs, Software Development and G&A			32.7	45.1	41.8	49.3	63.1	70.2	78.5
Operating Profit Before Acquisition Expense			**(41.2)**	**(42.8)**	**(24.8)**	**(20.7)**	**3.1** B	**87.1**	**225.0**
Total Acquisition Expenses			24.6	27.9	13.7	20.0	46.7	94.9	128.0
Operating Profit After Acquisition Expense			**(65.8)**	**(70.6)**	**(38.5)**	**(40.8)**	**(43.6)**	**(7.8)** C	**97.0**

All values represent non-GAAP measures, some (Direct Earned Premium, Direct Losses, Direct LAE, and Revenue from Enterprise Segment) which are derived from GAAP financial measures and some (Other Income, Servicing, EBS Specific Costs, Software Development and G&A, and Total Acquisition Expenses) which are unaudited. The underlying 2018-2019 GAAP financial measures are taken from Metromile, Inc. consolidated financial statements for the years ended December 31, 2018 and 2019. Metromile is in the process of finalizing its audits conducted under PCAOB standards for the years ended December 31, 2018 and 2019. A reconciliation to Non-GAAP Contribution Profit can be found on slide 44. [1] Other Income is comprised of interest income, cross-sell, and referral income.

A Contribution Margin Positive: **Q1 2019**

B Op Margin (Less Acquisition Expense) Positive: **Q2 2022**

C Op Margin Positive: **YE 2023**

Investment summary

Massive, inefficient market	**$250B** US auto insurance	**65%** Drivers overpay
Unique customer value proposition	**47%** Average customer savings	**55** Customer NPS
Data science driven economic advantages	**52%** Q2 2020 Loss ratio	**3x** Fraud recovery over industry avg
Industry-leading unit economics	**22%** Q2 2020 contribution margin	**3.1x** LTV / CAC
Scaling rapidly through proven channels	**$238** Q2 2020 CAC	**20%** Ride Along conversion rate
Significant insurance premium upside	**<1%** Market share in 2024	**$1B** 2024E premium
Significant enterprise software revenue upside	**22** Deployments in 2022	**$48M** 2024E revenue

Appendix

Per-mile insurance is for all

Age Distribution of Policies[1]


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
16-20
21-21
26-30
31-35
36-40
41-45
46-50
51-55
56-60
60+

Metromile Credit Mix[2]


35%
30%
25%
20%
15%
10%
5%
0%
No Hit
Thin
201-300
301-400
401-500
501-600
601-700
701-800
801+

[1] As of 9/1/2020
[2] As of 10/31/20

Non-GAAP reconciliations

All values in $M, except percentages

	2018	2019	1Q20	2Q20
Total GAAP Revenue	54.3	52.8	8.7	7.4
Loss and LAE	(40.7)	(30.8)	(5.4)	(2.4)
Other Insurance Expense[1]	(23.1)	(26.9)	(7.3)	(6.9)
Gross profit / (loss)	**(9.5)**	**(4.9)**	**(4.0)**	**(1.9)**
GAAP Gross Margin	*-17%*	*-9%*	*-46%*	*-25%*
Adjustment to Revenue[2]	28.0	50.5	16.5	15.3
Adjustment to Cost of Revenue[3]	(27.1)	(44.0)	(10.8)	(8.6)
Non-GAAP Contribution Profit	**(8.6)**	**1.5**	**1.7**	**4.9**
Non-GAAP Contribution Margin	*-10%*	*1%*	*7%*	*22%*

Note: Financial results taken from Metromile, Inc consolidated financial statements for the years ended December 31, 2019 and 2019. Metromile is in the process of finalizing its audits conducted under PCAOB standards for the years ended December 31, 2018 and 2019.

[1] *Includes amortization of capitalized software and policy servicing expense and other*
[2] *Addition of reinsurance economics to go from Net premiums to Direct premiums, deduction of enterprise segment revenue, and addition of interest income and other*
[3] *Deduction of reinsurance economics to go from Net Loss and LAE to Direct Loss and LAE, amortization of internally developed software, device costs, and other policy servicing costs*

Non-GAAP reconciliations

All values in $M	2018A	2019A	2020E	2021E	2022E	2023E	2024E
GAAP Gross Profit	**(9.5)**	**(4.9)**	**(11.6)**	**7.7**	**30.9**	**100.5**	**221.9**
Amortization of Internally Developed Software	9.5	10.6	9.4	9.8	11.6	12.1	12.7
Device Costs	3.2	3.9	3.9	5.5	7.8	11.1	14.2
Other Policy Servicing[1]	7.0	8.3	9.4	8.6	12.7	20.2	27.9
Non-GAAP Adjusted Gross Profit	**10.2**	**17.9**	**11.1**	**31.7**	**63.0**	**144.0**	**276.7**
Revenue Adjustments Related to Reinsurance[2]	27.8	49.4	73.1	83.0	140.2	276.0	459.2
Revenue from Enterprise Segment	-	(0.8)	(5.6)	(12.4)	(21.7)	(33.7)	(48.3)
Interest Income and Other[3]	0.2	1.9	1.7	(1.1)	1.6	2.6	1.0
Adjustment to Revenue	**28.0**	**50.5**	**69.2**	**69.5**	**120.1**	**244.9**	**411.9**
Loss and LAE Adjustments Related to Reinsurance[4]	(39.2)	(56.7)	(59.5)	(75.7)	(125.4)	(245.3)	(406.6)
Other Policy Servicing[1]	(7.0)	(8.3)	(9.4)	(8.6)	(12.7)	(20.2)	(27.9)
Bad Debt , Report Costs and Other Expenses	(0.6)	(1.8)	(0.2)	(0.8)	(0.5)	0.2	0.9
Net Adjustment to Cost of Revenue	**(46.8)**	**(66.9)**	**(69.0)**	**(85.1)**	**(138.6)**	**(265.3)**	**(433.5)**
Non-GAAP Contribution Profit	**(8.6)**	**1.5**	**11.3**	**16.2**	**44.5**	**123.5**	**255.1**

Note: GAAP Gross Profit is defined as GAAP revenue less Losses, LAE and other insurance expenses; Adjusted Gross Profit is shown for illustrative purposes only and is not a metric Metromile uses to evaluate its financial performance; Contribution Profit is the measure Metromile uses to manage its business. Financial results taken from Metromile, Inc consolidated financial statements for the years ended December 31, 2019 and 2019. This information is preliminary and subject to change. Metromile is in the process of completing its audits conducted under PCAOB standards for the years ended December 31, 2018 and 2019.

[1] *Other policy servicing costs include payment processing costs, personnel costs and allocated overhead*
[2] *Addition of reinsurance economics to go from Net premiums to Direct premiums. Represents the net benefit of onboarding fee income (2018 to 2021 only), ceded premiums, and profit commissions related to quota share arrangements with reinsurers*
[3] *Includes interest income and bad debt expense*
[4] *Deduction of reinsurance economics to go from Net Loss and LAE to Direct Loss and LAE. Represents ceded losses and LAE related to quota share arrangements with reinsurers*

Condensed Income Statement

All values are in $M

Consolidated Statements of Operations	2018A	2019A
Revenue		
Premiums earned, net	$33.8	$23.8
Interest income	1.4	1.9
Other revenue [1]	19.1	27.1
Total revenue	**54.3**	**52.8**
Losses and loss adjustment expense	40.7	30.8
Policy servicing expense and other	13.6	16.3
Amortization of capitalized software	9.5	10.6
Gross profit	**(9.5)**	**(4.9)**
Operating expenses		
Sales, marketing and other acquisition costs	18.2	24.0
Research and development	6.4	9.1
Other operating expense	14.6	18.9
Loss from operations	**(48.7)**	**(56.9)**
Other expense	0.8	0.3
Net loss before tax	(49.5)	(57.2)
Net loss after tax	**($49.4)**	**($57.2)**
Total comprehensive loss [2]	**($49.4)**	**($57.2)**

Note: Condensed financial position has been derived from Metromile, Inc. consolidated financial statements as of December 31, 2018 and 2019, respectively. Metromile is in the process of finalizing audits conducted under PCAOB standards for the years ended December 31, 2018 and 2019.

[1] *Other revenue consists of enterprise revenue, commission on NGI policies, and revenue related to policy acquisition costs*

[2] *Total comprehensive loss includes the impact of taxes and unrealized net gain on marketable securities*

Condensed Balance Sheet

All values are in $M

Assets	2018A	2019A
Cash, restricted cash, and cash equivalents	$112.8	$42.9
Marketable securities and restricted marketable securities	$3.2	$46.3
Premiums receivable	15.6	16.6
Reinsurance recoverable[1]	25.2	41.4
Prepaid reinsurance premium	8.8	12.9
Accounts receivable	5.7	5.6
Website and software development costs, net	15.0	16.5
Intangible assets, net	7.5	7.5
Telematics devices, improvements and equipment, net	6.9	10.6
Other assets[2]	6.2	10.2
Total assets	**$206.8**	**$210.5**

Liabilities, convertible preferred, and stockholder's deficit	2018A	2019A
Loss and loss adjustment expense reserves	$41.2	$52.2
Ceded reinsurance premium payable	23.0	36.9
Unearned premium reserve	14.1	15.2
Notes payable	1.6	24.1
Other liabilities[3]	10.9	20.7
Total liabilities	**$90.9**	**$149.0**
Convertible preferred stock	304.5	304.5
Total stockholder's deficit	**($188.6)**	**($243.0)**
Total liabilities, convertible preferred, and stockholder's deficit	**$206.8**	**$210.5**

Note: Condensed financial position has been derived from Metromile, Inc. consolidated financial statements as of December 31, 2018 and 2019, respectively. Metromile is in the process of finalizing audits conducted under PCAOB standards for the years ended December 31, 2018 and 2019.

[1] *Reinsurance recoverable on paid and unpaid losses*

[2] *Other assets includes prepaid expenses and other assets, deferred policy acquisition costs, net and receivable for securities*

[3] *Other liabilities includes payables to carriers – premiums and LAE net, deferred revenue, accounts payable and accrued expenses , payable for securities, deferred tax liabilities, warrant liability, and other liabilities*

Condensed Statement of Cash Flows

All values are in $M

Cash flows from operating activities	2018A	2019A
Net loss	($49.4)	($57.2)
Adjustments to reconcile net loss to cash used in operating activities		
Depreciation and amortization	14.3	15.7
Changes in operating assets and liabilities[1]	4.6	8.5
Other[2]	2.3	2.3
Net cash used in operating activities	**($28.2)**	**($30.7)**

Cash flows from investing activities	2018A	2019A
Purchases of telematics devices, improvements, and equipment	($5.2)	($8.0)
Payments relating to capitalized website and software development costs	(10.2)	(12.2)
Purchase of securities	(172.8)	(204.0)
Sales and maturities of marketable securities	184.4	160.9
Net cash used in investing activities	**($3.8)**	**($63.3)**

Cash flows from financing activities	2018A	2019A
Proceeds from notes payable	-	$24.4
Payment on notes payable	(3.2)	(1.7)
Proceeds from insurance of convertible preferred stock - Series E, net of issuance cost	90.5	-
Proceeds from exercise of comon stock options and warrants	0.6	1.3
Net cash provided by financing activities	**$87.8**	**$24.1**
Net increase (decrease) in cash, cash equivalents, restricted cash and restricted cash equivalents	**$55.8**	**($69.9)**

Note: Condensed financial position has been derived from Metromile, Inc. consolidated financial statements as of December 31, 2018 and 2019, respectively. Metromile is in the process of finalizing audits conducted under PCAOB standards for the years ended December 31, 2018 and 2019.

[1] *Changes in operating assets and liabilities includes premiums receivable, accounts receivable, reinsurance recoverable on paid loss, reinsurance recoverable on unpaid loss, prepaid reinsurance premium, prepaid expenses and other assets, deferred policy acquisition costs net, accounts payable and accrued expenses, ceded reinsurance premium payable, loss and loss adjustment expense reserves, payable to carriers – premiums and LAE net, unearned premium reserve, deferred revenue, deferred tax liability, and other liabilities*

[2] *Other cash flows include change in fair value of warrant liability, amortization of debt issuance costs, noncash interest and other expenses, stock-based compensation, telematic devices unreturned and used in promotional activities*